ARTHUR ANDERSEN LLP

                 CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the use in Post-Effective Amendment No. 44 to Form N-1A Registration Statement of
Connecticut Municipal Cash Trust (a portfolio of Federated Municipal Trust) of our report dated November 20, 1996, on the financial statements as of October 31, 1996, included in or made a part of this registration statement.


                                                    /s/ Arthur Andersen LLP
                                                        ARTHUR ANDERSEN LLP


Pittsburgh, Pennsylvania
December 18, 1996



                            ARTHUR ANDERSEN LLP

                 CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the use in Post-Effective Amendment No. 44 to Form N-1A Registration Statement of Pennsylvania Municipal Cash Trust (a portfolio of Federated Municipal Trust) of our report dated December 13, 1996, on the financial statements as of October 31, 1996, included in or made a part of this registration statement.
                                                    /s/ Arthur Andersen LLP
                                                        ARTHUR ANDERSEN LLP


Pittsburgh, Pennsylvania
December 18, 1996



                            ARTHUR ANDERSEN LLP

                 CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the use in Post-Effective Amendment No. 44 to Form N-1A Registration Statement of Minnesota Municipal Cash Trust (a portfolio of Federated Municipal Trust) of our report dated December 13, 1996, on the financial statements as of October 31, 1996, included in or made a part of this registration statement.


                                                    /s/ Arthur Andersen LLP
                                                        ARTHUR ANDERSEN LLP


Pittsburgh, Pennsylvania
December 18, 1996



                            ARTHUR ANDERSEN LLP

                 CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
As independent public accountants, we hereby consent to the use in Post-Effective Amendment No. 44 to Form N-1A Registration Statement of New Jersey Municipal Cash Trust (a portfolio of Federated Municipal Trust) of our report dated December 13, 1996, on the financial statements as of October 31, 1996, included in or made a part of this registration statement.


                                                    /s/ Arthur Andersen LLP
                                                        ARTHUR ANDERSEN LLP


Pittsburgh, Pennsylvania
December 18, 1996



                            ARTHUR ANDERSEN LLP

                 CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the use in Post-Effective Amendment No. 44 to Form N-1A Registration Statement of Ohio Municipal Cash Trust (a portfolio of Federated Municipal Trust) of our report dated December 13, 1996, on the financial statements as of October 31, 1996, included in or made a part of this registration statement.


                                                    /s/ Arthur Andersen LLP
                                                        ARTHUR ANDERSEN LLP


Pittsburgh, Pennsylvania
December 18, 1996



                            ARTHUR ANDERSEN LLP

                 CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the use in Post-Effective Amendment No. 44 to Form N-1A Registration Statement of Virginia Municipal Cash Trust (a portfolio of Federated Municipal Trust) of our report dated November 20, 1996, on the financial statements as of October 31, 1996, included in or made a part of this registration statement.


                                                    /s/ Arthur Andersen LLP
                                                        ARTHUR ANDERSEN LLP


Pittsburgh, Pennsylvania
December 18, 1996



                            ARTHUR ANDERSEN LLP

                 CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the use in Post-Effective Amendment No. 44 to Form N-1A Registration Statement of Alabama Municipal Cash Trust (a portfolio of Federated Municipal Trust) of our report dated November 20, 1996, on the financial statements as of October 31, 1996, included in or made a part of this registration statement.


                                                    /s/ Arthur Andersen LLP
                                                        ARTHUR ANDERSEN LLP


Pittsburgh, Pennsylvania
December 18, 1996



                            ARTHUR ANDERSEN LLP

                 CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the use in Post-Effective Amendment No. 44 to Form N-1A Registration Statement of North Carolina Municipal Cash Trust (a portfolio of Federated Municipal Trust) of our report dated November 20, 1996, on the financial statements as of October 31, 1996, included in or made a part of this registration statement.


                                                    /s/ Arthur Andersen LLP
                                                        ARTHUR ANDERSEN LLP


Pittsburgh, Pennsylvania
December 18, 1996



                            ARTHUR ANDERSEN LLP

                 CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the use in Post-Effective Amendment No. 44 to Form N-1A Registration Statement of Maryland Municipal Cash Trust (a portfolio of Federated Municipal Trust) of our report dated November 20, 1996, on the financial statements as of October 31, 1996, included in or made a part of this registration statement.


                                                    /s/ Arthur Andersen LLP
                                                        ARTHUR ANDERSEN LLP


Pittsburgh, Pennsylvania
December 18, 1996



                            ARTHUR ANDERSEN LLP

                 CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the use in Post-Effective Amendment No. 44 to Form N-1A Registration Statement of
California Municipal Cash Trust (a portfolio of Federated Municipal Trust) of our report dated December 13, 1996, on the financial statements as of October 31, 1996, included in or made a part of this registration statement.


                                                    /s/ Arthur Andersen LLP
                                                        ARTHUR ANDERSEN LLP


Pittsburgh, Pennsylvania
December 18, 1996



                            ARTHUR ANDERSEN LLP

                 CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the use in Post-Effective Amendment No. 44 to Form N-1A Registration Statement of New York Municipal Cash Trust (a portfolio of Federated Municipal Trust) of our report dated December 13, 1996, on the financial statements as of October 31, 1996, included in or made a part of this registration statement.


                                                    /s/ Arthur Andersen LLP
                                                        ARTHUR ANDERSEN LLP


Pittsburgh, Pennsylvania
December 18, 1996



                            ARTHUR ANDERSEN LLP

                 CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the use in Post-Effective Amendment No. 44 to Form N-1A Registration Statement of Florida Municipal Cash Trust (a portfolio of Federated Municipal Trust) of our report dated November 20, 1996, on the financial statements as of October 31, 1996, included in or made a part of this registration statement.


                                                    /s/ Arthur Andersen LLP
                                                        ARTHUR ANDERSEN LLP


Pittsburgh, Pennsylvania
December 18, 1996



                            ARTHUR ANDERSEN LLP

                 CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the use in Post-Effective Amendment No. 44 to Form N-1A Registration Statement of Massachusetts Municipal Cash Trust (a portfolio of Federated Municipal Trust) of our report dated December 13, 1996, on the financial statements as of October 31, 1996, included in or made a part of this registration statement.


                                                    /s/ Arthur Andersen LLP
                                                        ARTHUR ANDERSEN LLP


Pittsburgh, Pennsylvania
December 18, 1996


                            ARTHUR ANDERSEN LLP

                 CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the use in Post-Effective Amendment No. 44 to Form N-1A Registration Statement of Michigan Municipal Cash Trust (a portfolio of Federated Municipal Trust) of our report dated December 13, 1996, on the financial statements as of October 31, 1996, included in or made a part of this registration statement.


                                                    /s/ Arthur Andersen LLP
                                                        ARTHUR ANDERSEN LLP


Pittsburgh, Pennsylvania
December 18, 1996



                            ARTHUR ANDERSEN LLP

                 CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the use in Post-Effective Amendment No. 44 to Form N-1A Registration Statement of Georgia Municipal Cash Trust (a portfolio of Federated Municipal Trust) of our report dated November 20, 1996, on the financial statements as of October 31, 1996, included in or made a part of this registration statement.
                                                    /s/ Arthur Andersen LLP
                                                        ARTHUR ANDERSEN LLP


Pittsburgh, Pennsylvania
December 18, 1996